EXECUTION COPY


                                              Sandler Capital Partners V, L.P.
                                            Sandler Capital Partners V FTE, L.P.
                                              Sandler Technology Partners, L.P.
                                            Sandler Co-investment Partners, L.P.
DB Capital Partners                            c/o Sandler Capital Management
31 West 52nd Street, 26th Floor                 767 Fifth Avenue, 45th Floor
New York, New York 10019                          New York, New York 10153


February 1, 2002

Camden Partners, Inc.
One South Street, Suite 2150
Baltimore, Maryland  21201

Attn:  Mr. David L. Warnock

Dear Mr. Warnock:

          Reference is made to (i) that certain Warrant Agreement (the "Warrant Agreement"), dated as of May 10, 2000, by and between Infocrossing, Inc. (f/k/a Computer Outsourcing Services, Inc., the "Company"), DB Capital Investors, L.P. ("DB Capital"), Sandler Capital Partners V, L.P. ("Sandler V"), Sandler Capital Partners V FTE, L.P., Sandler Technology Partners, L.P. (f/k/a Sandler Internet Partners, L.P.) and Sandler Co-Investment Partners, L.P. (each a "Sandler Entity" and, collectively, the "Sandler Entities"), Price Family Limited Partners ("Price") and Benake L.P. ("Benake", and together with DB Capital, the Sandler Entities and Price the "Warrantholders") and (ii) that certain Certificate of Designation of the Powers, Preferences, and Other Special Rights of Series A Cumulative Convertible Participating Preferred Stock dated as of May 10, 2000 (the "Certificate of Designations"), issued pursuant to that certain Securities Purchase Agreement dated as of April 7, 2000, by and between the Company, DB Capital and the Sandler Entities (it being understood that Sandler Capital Partners IV, L.P. and Sandler Capital Partners IV FTE, L.P., both original parties to the Securities Purchase Agreement (as defined below), have transferred all of their rights, interests and obligations therein to one or more of the Sandler Entities) (the "Securities Purchase Agreement" and together with the Warrant Agreement and the Certificate of Designations, the "Transaction Documents"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as are ascribed to them in the Securities Purchase Agreement.


          Notwithstanding any contrary provision contained in the Transaction Documents, (i) each of the Warrantholders hereby agrees to defer the application of the anti-dilution protection otherwise provided pursuant to Article IV of the Warrant Agreement with respect to the Warrants and (ii) each of the
Warrntholders hereby agrees to defer the application of the anti-dilution protection otherwise provided pursuant to Section 12 of the Certificate of Designations with respect to the 8% Series A Cumulative Convertible Participating Preferred Stock (the

"Shares"), in each case, unless until and only to the extent that any of the warrants to purchase shares of Common Stock (the "Camden Warrants") issued to Camden Partners Strategic Fund II-A, L.P., Camden Partners Strategic Fund II-B, L.P., Cahill Warnock Strategic Partners Fund, and Strategic Associates, L.P. (each a "Camden Entity", and, collectively, the "Camden Entities") pursuant to that certain Warrant Agreement dated as of February 1, 2002, between the Company and the Camden Entities (the "Camden Warrant Agreement") become vested and not subject to cancellation (the "Vested Warrants"), in the manner provided in the Camden Warrant Agreement. For avoidance of doubt, each of the Warrantholders, agree and acknowledge that, as the Camden Warrants become Vested Warrants, each of the Warrantholders, shall be entitled to receive anti-dilution protection in accordance with the terms of the Transaction Documents.


          Further, the Company and Camden Entities hereby agree that, in the event that any of the Warrantholders exercise the Warrants or convert any of their Shares prior to February 1, 2004, then, in the event that any Camden Warrants become Vested Warrants after the date of the exercise of such Warrants or the conversion of any such Shares, the Company will, from time to time issue to the Warrantholders, as the case may be, a number of shares of its Common Stock equal to the difference between (x) that number of shares of Common Stock to which the Warrantholders, as the case may be, would have been (entitled after giving effect to all anti-dilution adjustments) if such Warrants or Shares had been exercised or converted on the date on which such Camden Warrants become Vested Warrants and not on such prior date and (y) the number of shares of Common Stock previously issued by the Company in respect of such Warrants or Shares.


          The Company agrees and acknowledges not to effectuate (including by the issuance of securities or by notation upon the Company's stock ledger or books and records) any anti-dilution adjustment except in accordance with the terms and conditions of this letter agreement.

          This letter agreement is limited as specified and shall not constitute a modification of any other provision of the Transaction Documents, nor shall it be applicable to any further issuance of securities of any kind by the Company. This letter agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                                       [Signature Pages Follow]

                                  DB CAPITAL INVESTORS, L.P.

                                     By:   DB Capital Partners, L.P.,
                                           its General Partner
                                     By:   DB Capital Partners, Inc.,
                                           its General Partner


                                     By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                  SANDLER CAPITAL PARTNERS V, L.P.

                                     By:    Sandler Investment Partners, L.P.,
                                            General Partner
                                     By:    Sandler Capital Management,
                                            General Partner
                                     By:    MJDM Corp., a General Partner


                                     By
                                        ----------------------------------------
                                        Name:     Moira Mitchell
                                        Title:    President

                                   SANDLER CAPITAL PARTNERS V FTE, L.P.

                                     By:    Sandler Investment Partners, L.P.,
                                            General Partner
                                     By:    Sandler Capital Management,
                                            General Partner
                                     By:    MJDM Corp., a General Partner


                                     By
                                       -----------------------------------------
                                       Name:     Moira Mitchell
                                       Title:    President

                                  SANDLER TECHNOLOGY PARTNERS, L.P.

                                     By:    Sandler Investment Partners, L.P.,
                                            General Partner
                                     By:    Sandler Capital Management,
                                            General Partner
                                     By:    MJDM Corp., a General Partner



                                     By
                                        ----------------------------------------
                                        Name:     Moira Mitchell
                                        Title:    President

                                     SANDLER CO-INVESTMENT PARTNERS, L.P.


                                     By:     Sandler Capital Management,
                                             General Partner
                                     By:     MJDM Corp., a General Partner



                                     By
                                        ----------------------------------------
                                        Name:     Moira Mitchell
                                        Title:    President



                                     PRICE FAMILY LIMITED PARTNERS


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     BENAKE L.P.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



Accepted and Agreed this ___
day of January, 2002:


CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.



By:  Camden Partners Strategic II, LLC,


By:
     ------------------------------------------------
     Name:      David L. Warnock
     Title:     Managing Member

CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.


By:  Camden Partners Strategic II, LLC,
     its General Partner


By:
     ------------------------------------------------
     Name:      David L. Warnock
     Title:     Managing Member



CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.



By:  Camden Partners Strategic II, LLC,
     its General Partner


By:
     ------------------------------------------------
     Name:      David L. Warnock
     Title:     Managing Member



STRATEGIC ASSOCIATES, L.P.



By:  Camden Partners Strategic II, LLC,
     its General Partner


By:
     ------------------------------------------------
     Name:      David L. Warnock
     Title:     Managing Member



INFOCROSSING, INC.


By:
    ------------------------------------------------
    Name:      Zack Lonstein
    Title:     Chief Executive Officer